Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of United Pan Am Financial Corp (the “Company”) on Form 10-Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Guillermo Bron and Garland W. Koch certify in their capacities as Chairman and Chief Executive Officer and Senior Vice President and Chief Financial Officer, respectively, of the Company, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(a) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act of 1934, as amended, and

(b) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

          IN WITNESS WHEREOF, the undersigned have hereunto signed this Certification as of March 25, 2003

/s/ GARLAND KOCH

Garland Koch Chief Financial Officer / Sr. Vice President